Borrowings	12 Months Ended
Mar. 31, 2022
Borrowings
Borrowings

21. Borrowings

The Group’s sources of borrowing for funding and liquidity purposes come from a range of committed bank facilities and through short-term and long-term issuances in the capital markets including bond and commercial paper issues and bank loans. Liabilities arising from the Group’s lease arrangements are also reported in borrowings; see note 20 ‘Leases’. We manage the basis on which we incur interest on debt between fixed interest rates and floating interest rates depending on market conditions using interest rate derivatives. The Group enters into foreign exchange contracts to mitigate the impact of exchange rate movements on certain monetary items.

Accounting policies

Interest-bearing loans and overdrafts are initially measured at fair value (which is equal to cost at inception), and are subsequently measured at amortised cost, using the effective interest rate method. Where they are identified as a hedged item in a designated fair value hedge relationship, fair value adjustments are recognised in accordance with our policy (see note 22 ‘Capital and financial risk management’). Any difference between the proceeds net of transaction costs and the amount due on settlement or redemption of borrowings is recognised over the term of the borrowing. Where bonds issued with certain conversion rights are identified as compound instruments they are initially measured at fair value with the nominal amounts recognised as a component in equity and the fair value of future coupons included in borrowings. These are subsequently measured at amortised cost using the effective interest rate method.

Borrowings

	2022	2021
	€m	€m
Non-current borrowings
Bonds	46,156	44,634
Bank loans	629	761
Lease liabilities (note 20)	9,810	9,909
Bank borrowings secured against Indian assets	—	385
Other borrowings[1]	1,536	3,583
	58,131	59,272
Current borrowings
Bonds	1,875	2,251
Bank loans	688	658
Lease liabilities (note 20)	2,729	3,123
Collateral liabilities	2,914	962
Bank borrowings secured against Indian assets	1,382	862
Other borrowings[1]	2,373	632
	11,961	8,488
Borrowings	70,092	67,760

Note:

1	Includes €1,273 million (2021: €3,312 million) and €2,165 million (2021: €381 million) of licence and spectrum fees payable in non-current and current borrowings respectively.

The fair value of the Group’s financial liabilities held at amortised cost approximate to fair value with the exception of long-term bonds with a carrying value of €46,156 million (2021: €44,634 million) which have a fair value of €46,348 million (2021: €48,630 million). Fair value is based on level 1 of the fair value hierarchy using quoted market prices.

The Group’s borrowings also include €1,382 million (2021: €1,247 million) of bank borrowings that are secured against the Group’s shareholdings in Indus Towers and Vodafone Idea (see note 12 ‘Investments in Associates and Joint Ventures’ for further details of these assets) and will be repaid through the realisation of proceeds from those assets. In accordance with the terms of the loan arrangement, the Group intends to dispose of its shareholding in Indus Towers in order to repay the borrowing.

The Group’s borrowings include certain bonds which have been designated in hedge relationships, which are carried at €1,316 million higher (2021: €1,390 million) than their euro equivalent redemption value. In addition, where bonds are issued in currencies other than euros, the Group has entered into foreign currency swaps to fix the euro cash outflows on redemption. The impact of these swaps is not reflected in borrowings and would decrease the euro equivalent redemption value of the bonds by €1,456 million (2021: €127 million).

Commercial paper programmes

We currently have US and euro commercial paper programmes of US$15 billion (€13.5 billion) and €10 billion respectively which are available to be used to meet short-term liquidity requirements. At 31 March 2022 both programmes remained undrawn.

The commercial paper facilities were supported by US$4.0 billion (€3.6 billion) and €4.0 billion of syndicated committed bank facilities. No amounts had been drawn under these facilities.

Bonds

We have a €30 billion euro medium-term note programme and a US shelf programme which are used to meet medium to long-term funding requirements. At 31 March 2022 the total amounts in issue under these programmes split by currency were US$25.3 billion, €16.2 billion, £3 billion, AUD$1.2 billion, HKD$2.1 billion, NOK2.2 billion, CHF0.7 billion and JPY10 billion.

Vantage Towers A.G. has a €5 billion debt issuance programme to meet its medium to long-term funding requirements. As at 31 March 2022, Vantage Towers A.G. had bonds outstanding with a nominal value of €2.2 billion.

At 31 March 2022 the Group had bonds outstanding with a nominal value equivalent to €46.7 billion. During the year ended 31 March 2022, bonds with a nominal value of US$2.5 billion were issued utilising the US Shelf programme and bonds with a nominal value of €2.1 billion matured.

Bonds mature between 2022 and 2059 (2021: 2021 and 2059) and have interest rates between 0% and 7.875% (2021: 0% and 7.875%).

Mandatory convertible bonds

On 12 March 2019 the Group issued £3.4 billion of subordinated mandatory convertible bonds (‘MCBs’) split into two equal tranches of £1.7 billion with coupons of 1.2% and 1.5% respectively. The first tranche matured on 12 March 2021 at a conversion price of £1.2055 per share and the second tranche matured on 12 March 2022 at a conversion price of £1.1326 per share. These were recognised as compound instruments with nominal values of £3.4 billion (€3.8 billion) recognised as a component of shareholders’ funds in equity and the fair value of future coupons £0.1 billion (€0.1 billion) recognised as a financial liability in borrowings. The Group’s strategy was to hedge the equity risk associated with the MCB issuance to any future movement in its share price by an option strategy designed to hedge the economic impact of share price movements. In instances where the Group decides to buy back ordinary shares to mitigate dilution resulting from the conversion, the hedging strategy provides a hedge for the repurchase price.

Treasury shares

The Group held a maximum of 1,911,661,729 (2021: 2,043,732,147) of its own shares during the year which represented 6.6% (2021: 7.1%) of issued share capital at that time.